stoneridge.com © 2026 Business Update Sale of Control Devices February 2, 2026 Exhibit 99.2

stoneridge.com © 2026 Business Update February 2026 2 Forward-Looking Statements Statements in this presentation contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and may include statements regarding the intent, belief or current expectations of the Company, with respect to, among other things, our (i) future product and facility expansion, (ii) strategic focus following the sale of the Control Devices segment (iii) acquisition strategy, (iv) investments and new product development, and (v) operational expectations. Forward-looking statements may be identified by the words “will,” “may,” “should,” “could,” “would,” “designed to,” “believes,” “plans,” “projects,” “intends,” “expects,” “estimates,” “anticipates,” “continue,” and similar words and expressions. The forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us with parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials and components (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and our ability to offset cost increases through negotiated price increases with our customers or other cost reduction actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from ongoing or potential global conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries; tariffs specifically in countries where we have significant direct or indirect manufacturing or supply chain exposure and our ability to either mitigate the impact of tariffs or pass any incremental costs to our customers; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the reduced purchases, loss, financial distress or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in commercial, automotive, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, affecting our products, our suppliers, or our customers’ products; our ability to protect intellectual property and successfully defend against assertions made against us; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; labor disruptions at our facilities or at any significant customers or suppliers; the amount of our indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including our revolving Credit Facility; capital availability or costs, including changes in interest rates; refinancing risk and access to capital markets and liquidity; the failure to achieve successful integration of any acquired company or business; risks related to a failure of our information technology systems and networks, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber-attack and other similar disruptions; the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in Part I, Item IA (“Risk Factors”) and other uncertainties or risks disclosed in Stoneridge’s periodic and current reports, including the Form 10-Ks and Form 10-Qs, filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent our estimates only as of the date of this filing and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update these forward-looking statements at some point in the future, except as required by law, we specifically disclaim any obligation to do so, whether to reflect actual results, changes in assumptions, changes in other factors affecting such forward-looking statements or otherwise.

stoneridge.com © 2026 Business Update February 2026 3 Non-GAAP Financial Measures This presentation contains information about the Company’s financial results that is not presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company provides Non- GAAP financial measure reconciliations to their closest GAAP financial measure, when all information is reasonably available to the Company at the date of the disclosure and management can reasonably predict the adjustments. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s sale of the Control Devices segment. Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, restructuring expenses and other adjustments not related to our core operations. Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and divestitures and as a factor in making other decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors, and others to evaluate financial performance of our company. Adjusted EBITDA should not be considered in isolation or as a substitute for earnings (loss) before income taxes, net income (loss), or other results reported in accordance with GAAP. The implied adjusted EBITDA multiple included in this presentation is based on the base purchase price of the Control Devices sale transaction relative to the Company’s current internal estimate of 2025 adjusted EBITDA for Control Devices. We have not provided a reconciliation of the estimated Control Devices adjusted EBITDA to the most comparable GAAP measure of net income (loss). Providing net income (loss) is not practical without unreasonable efforts given the results are preliminary and certain adjustments are difficult to project, including income tax and related adjustments, and the unavailability of such items could be material to the calculation of the comparable GAAP measure.

stoneridge.com © 2026 Business Update February 2026 4 Business Update Sale of Control Devices Completed our review of strategic alternatives for Control Devices resulting in a sale of the business • On January 30, 2026, Stoneridge completed the sale of its Control Devices business to Center Rock Capital Partners, LP and the transaction was closed concurrent with the signing of the agreement • Stoneridge sold the Lexington, OH and Suzhou, China manufacturing facilities and will retain the facility in Juarez, Mexico • Agreement includes transition service and supply agreements (from Juarez to Center Rock and from Suzhou to Stoneridge) to ensure a smooth transition of ownership • Base purchase price of $59 million resulting in an implied EBITDA multiple of ~5x based on estimated 2025 adjusted EBITDA for Control Devices*  Achieves significant value creation for shareholders, customers and employees  Positions Stoneridge with remaining portfolio focused on high-technology electronic solutions for commercial vehicle and off-highway end markets  Expected to drive significant earnings expansion opportunities through focused resource deployment and streamlined operations  Strengthens balance sheet through debt reduction which also results in interest expense reduction Transaction Highlights Delivers significant value creation *See ‘Non-GAAP Financial Measures’ on Slide 3

stoneridge.com © 2026 Business Update February 2026 Stoneridge Technology Focus 5 Vision and Safety • MirrorEye • Off-Highway Vision Systems • Trailer Safety & Electronics • Focused primarily on Commercial Vehicle and Off-highway end markets, primarily in North America, South America and Europe • Expansion of Vision and Safety systems including MirrorEye and adjacent products and technologies through focused resource deployment • Expansion of capabilities focused on cockpit of the future and domain integration Focused Strategy Vehicle Intelligence and Electronic Controls • Digital Driver Information Systems • Secondary Vehicle Displays • Electronic Control Units Connectivity • Telematics • Tachograph • Track and Trace • Digital Services

stoneridge.com © 2026 Business Update February 2026 • Focused Long-Term Revenue Growth • Expecting to outpace weighted-average end markets by 2-3x driven by awarded program launches and expansion of existing products and technologies • Focused Gross Margin Expansion • Gross margin expansion driven by continued focus and increased resources allocated to quality-related costs and processes and acceleration of material cost improvement pipeline, including reduced supplier complexity • Focused Operating Structure • Transaction streamlines the organization and redefines structural cost requirements driving EBITDA growth • Strong Balance Sheet • Net transaction proceeds utilized to paydown existing debt • Expecting to amend our existing credit facility by the time we file our fourth quarter results in early March to give ourselves the time needed to refinance our revolving credit facility and put a capital structure in place aligned with the remaining business and our expectations of future growth Stoneridge Strategic Priorities and Financial Highlights 6

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